UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2024

SEMTECH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-06395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road
Camarillo, California	93012-8790
(Address of principal executive offices)	(Zip Code)

805-498-2111

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure under Item 8.01 below for the Exchanges (as defined below) is incorporated by reference herein.

The issuance of the Shares (as defined below) by Semtech Corporation (the “Company”) is being made in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act. The Shares will be issued only to investors that qualified as “qualified institutional buyers” (as such term is defined in Rule 144A of the Securities Act) and institutional “accredited investors” (as such term is defined in Rule 501 of the Securities Act).

The Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and such other jurisdictions.

Item 7.01.	Regulation FD Disclosure.

Updates regarding the second quarter of fiscal year 2025

As of the date hereof, the Company reaffirms its financial outlook for the second quarter of fiscal year 2025, ending July 28, 2024, as provided in the Company’s press release dated June 5, 2024. As of the date hereof, the Company has received bookings in the second quarter of fiscal year 2025 that have exceeded bookings for the first quarter of fiscal year 2025, which results in the fourth consecutive quarter of sequential bookings growth. The Company has also received initial bookings for its products supporting active copper cable applications.

Item 8.01	Other Events.

On July 11, 2024, the Company entered into separate, privately negotiated exchange agreements (the “Exchange Agreements”) with certain holders of its 4.00% Convertible Senior Notes due 2028 (the “2028 Notes”). Under the terms of the Exchange Agreements, certain holders have agreed to exchange with the Company approximately $183 million in aggregate principal amount of 2028 Notes held by them for a number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), which number shall be determined over an averaging period commencing on July 12, 2024 (the “Shares”). These exchange transactions (the “Exchanges”) are expected to close on or about July 24, 2024, subject to the satisfaction of customary closing conditions. Assuming the per share volume-weighted average price of the Common Stock during each day of the averaging period is $36.90 (the closing price of the Common Stock on July 11, 2024), the Company expects to issue an aggregate of approximately 9.9 million shares of Common Stock upon consummation of the Exchanges.

On July 12, 2024, the Company issued a press release announcing the execution of the Exchange Agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

* * *

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be, or be deemed, incorporated by reference in any filings under the Securities Act, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company’s current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and include, among others, statements regarding: guidance for the Company’s second quarter of fiscal year 2025; the timing of the Exchanges; the number of Shares the Company expects to issue upon consummation of the Exchanges; whether the conditions for the closing of the Exchanges will be satisfied; and the Company’s plans, objectives and expectations, including its financial outlook and bookings for its second quarter of fiscal year 2025. Statements containing words such as “may,” “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “should,” “could,” “will,” “designed to,” “projections,” or “business outlook,” or other similar expressions constitute forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: whether the Company will be able to execute and complete the Exchanges in a timely manner if at all; the Company’s ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty; downturns in the business cycle; decreased average selling prices of the Company’s products; and the Company’s ability to comply with, or pursue business strategies due to the covenants under the agreements governing its indebtedness. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2024, filed with the SEC on March 28, 2024, as such risk factors may be amended, supplemented or superseded from time to time by subsequent reports the Company has filed or will file with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management’s analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Semtech Corporation, dated July 12, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMTECH CORPORATION

Date: July 12, 2024	/s/ Mark Lin
	Name:	Mark Lin
	Title:	Chief Financial Officer